                                 Exhibit 10.13

                            JOINT VENTURE AGREEMENT


                                     among


                               ALCAS HOLDING B.V.


                                      and


                           MUZAK LIMITED PARTNERSHIP





                                August 2, 1995

                               TABLE OF CONTENTS
                               -----------------

                                                             Page
                                                             ----
I.  ORGANIZATION, NAME AND
               CAPITALIZATION OF THE COMPANY..............  - 1 -
               -----------------------------
      1.1  Incorporation..................................  - 1 -
           -------------
      1.2  Proprietary Marks..............................  - 2 -
           -----------------
      1.3  Initial Capital................................  - 2 -
           ---------------
      1.4  Subscription of Company Shares.................  - 2 -
           ------------------------------
      1.5  Additional Equity..............................  - 2 -
           -----------------
      1.6  Initial Indebtedness...........................  - 3 -
           --------------------
      1.7  Additional Indebtedness........................  - 3 -
           -----------------------

II.  BUSINESS OF THE COMPANY..............................  - 3 -
     -----------------------
      2.1  Purpose........................................  - 3 -
           -------
      2.2  Distributors...................................  - 4 -
           ------------
      2.3  ALCAS as Distributor...........................  - 4 -
           --------------------
      2.4  License of Intangibles and Provision of
           ---------------------------------------
           Services.......................................  - 4 -
           --------

III.  DIRECTORS, MANAGEMENT, SHAREHOLDERS, AUDITS.........  - 5 -
      -------------------------------------------
      3.1  Board of Managing Directors....................  - 5 -
           ---------------------------

3.2  Proxy Holders........................................  - 5 -
     -------------
      3.3  Fundamental Issues.............................  - 5 -
           ------------------
      3.4  Deadlock.......................................  - 6 -
           --------
      3.5  Shareholder Actions............................  - 8 -
           -------------------
      3.6  Financial Statements, Auditors and Fiscal
           -----------------------------------------
           Year...........................................  - 8 -
           ----

IV.  RESTRICTIONS ON DISPOSITION OF STOCK.................  - 8 -
     ------------------------------------
      4.1  Restrictions...................................  - 8 -
           ------------
      4.2  Voluntary Disposition of Shares................  - 8 -
           -------------------------------

V.  RIGHT TO ACQUIRE SHARES............................... - 10 -
    -----------------------
      5.1  Triggering Event............................... - 10 -
           ----------------
      5.2  Right of Election.............................. - 10 -
           -----------------
      5.3  Cumulative Rights.............................. - 11 -
           -----------------
      5.4  Automatic Dissolution.......................... - 11 -
           ---------------------
      5.5  Dissolution by Mutual Consent.................. - 11 -
           -----------------------------

VI.  CONFIDENTIALITY...................................... - 11 -
     ---------------

VII.  NON-COMPETITION..................................... - 12 -
      ---------------

VIII.  MUZAK'S PROPRIETARY MARKS.......................... - 12 -
       -------------------------
      8.1  Ownership...................................... - 12 -
           ---------
      8.2  Infringement................................... - 13 -
           ------------
      8.3  Use............................................ - 13 -
           ---
      8.4  Substitution of Proprietary Marks.............. - 14 -
           ---------------------------------

IX.  MISCELLANEOUS PROVISIONS............................. - 14 -
     ------------------------
      9.1  Nonwaiver of Rights............................ - 14 -
           -------------------
      9.2  Terms of Agreement............................. - 14 -
           ------------------
      9.3  Assignment..................................... - 15 -
           ----------
      9.4  Integration.................................... - 15 -
           -----------
      9.5  Severability................................... - 15 -
           ------------
      9.6  Notices........................................ - 16 -
           -------
      9.7  Necessary Measures and Good Faith; No Agency... - 16 -
           --------------------------------------------
      9.8  Governing Law.................................. - 17 -
           -------------
      9.9  Closing........................................ - 17 -
           -------
      9.10 Captions....................................... - 17 -
           --------
      9.11 Counterpart Originals.......................... - 17 -
           ---------------------

EXHIBITS

EXHIBIT A -    Articles of Incorporation of the Company

EXHIBIT B -    MUZAK's Proprietary Marks

EXHIBIT C -    Distributor Agreement

EXHIBIT D -    Software and Programming Provided by MUZAK and Services Provided
               by ALCAS

     THIS AGREEMENT is entered into this second day of August, 1995 by and among ALCAS HOLDING B.V., a Netherlands corporation, having its principal business office at Naarden ("ALCAS") and MUZAK LIMITED PARTNERSHIP, a Delaware, U.S.A. limited partnership, having its principal business office at 2901 Third Avenue, Suite 400, Seattle, Washington 98121 ("MUZAK").


                                  WITNESSETH
                                  ----------
     WHEREAS, ALCAS and MUZAK desire to establish on the terms and conditions hereinafter set forth a Netherlands corporation to engage in the production and distribution of music, advertising, data, visual merchandising and business television throughout Europe;
     WHEREAS, the primary contribution of ALCAS to the corporation shall be to provide access to its distribution network as a distributor for the corporation as well as programming and marketing support, and the primary contribution of MUZAK to the corporation shall be its knowledge and experience in satellite delivery of services, its technical know-how, and programming;
     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                          I.  ORGANIZATION, NAME AND
                         CAPITALIZATION OF THE COMPANY
                         -----------------------------

     1.1  Incorporation.  In connection with the execution of this Agreement,
          -------------
the parties shall cause the organization under the laws of the Netherlands of a new corporation named "MUZAK EUROPE B.V." (the "Company"). The Articles of Association of said new corporation shall be substantially in the form of Exhibit A attached hereto and made a part hereof. The Company will have its principal office in Hilversum, Netherlands. The parties hereby agree to take such steps and to execute such documents as may be necessary to qualify the Company to do business in the Netherlands, and elsewhere throughout Europe as required.
     1.2  Proprietary Marks.  Subject to the terms and conditions herein
          -----------------
contained, MUZAK hereby grants to the Company an exclusive, nontransferable license to use and to sublicense distributors to use the Proprietary Marks now or hereafter set forth on Exhibit B on or in connection with the distribution of music, advertising, data, visual merchandising and business television throughout Europe. The Company is granted no other license hereby, and specifically is granted no license, right or permission to use the Proprietary Marks except in connection with the business to be operated under this Joint Venture Agreement. ALCAS shall not have any right to use the Proprietary Marks. The foregoing license shall terminate upon the dissolution of the Company and/or upon the sale by MUZAK of all of its shares of the Company's stock; provided, however, that the Company shall be entitled to a sixty day transition period following a dissolution or sale by Muzak in order to change its name and remove the Proprietary Marks from its equipment, supplies and marketing materials in an orderly fashion.
     1.3  Initial Capital.  The initial authorized capital of the Company shall
          ---------------
be 4.000.000 Netherlands guilders, divided into 4.000.000 shares of one (1) Netherlands guilder nominal value each, of which authorized capital 970.000 shares shall be issued and paid up in cash at the incorporation of the Company.
     1.4  Subscription of Company Shares.  It is agreed that ALCAS shall
          ------------------------------
subscribe to 485.000 shares against payment of 485.000 Netherlands guilders and MUZAK shall subscribe to 485.000 shares against payment of 485.000 Netherlands guilders.
     1.5  Additional Equity.  It is contemplated by the parties that additional
          -----------------
capital requirements of the Company shall be met, to the extent possible, by borrowing. However, upon a determination by the Board of Managing Directors of the Company that additional shareholders' equity is necessary, the parties, as shareholders of the Company, shall take such steps as may be deemed necessary or appropriate by the Board of Managing Directors to increase their respective equity investments in the Company by issuance of additional shares of capital stock, contributions to capital or otherwise. All such increases in equity investment by the parties shall be pro rata to each shareholding, and the requirement that each party make any additional investment shall be conditional upon (a) the making of a pro rata additional investment by the other party; and (b) the absence of a material breach by the other party of any provision of this Agreement. In no event shall MUZAK or ALCAS be required to invest additional amounts in excess of 275.000 Netherlands guilders.

     1.6  Initial Indebtedness.  It is contemplated by the parties that ABN
          --------------------
AMRO, a Netherlands bank, shall lend the Company 800.000 Netherlands guilders as part of the initial capitalization of the Company. The parties shall take all steps as are necessary to cause such indebtedness to be incurred by the Company on the terms and conditions as the parties may deem appropriate.

     1.7  Additional Indebtedness.  In the event that the Board of Managing
          -----------------------
Directors of the Company determines that it is necessary or desirable for the Company to raise funds by incurring additional indebtedness, the parties shall take such steps as are necessary to cause such indebtedness to be authorized and incurred by the Company on such terms and conditions as the Board of Managing Directors may deem appropriate. In no event shall the Company incur additional indebtedness in excess of 550.000 Netherlands guilders.

                         II.  BUSINESS OF THE COMPANY
                              -----------------------

     2.1  Purpose.  The purpose of the Company shall be to provide distribution
          -------
of music, advertising, data, visual merchandising and business television (collectively, the "Services") throughout Europe and activities incident thereto and to engage in such other related activities as the General Meeting of Shareholders of the Company by amending the Articles of Association of the Company shall determine are in the best interest of the Company.
The intention of this Agreement is for both parties to provide all Services through the Company. Satellite provided services shall exclusively by both parties be provided through the Company. However, each party may provide Services (other than satellite provided Services) to distributors (other than distributors who have entered into distributor agreements with the Company) in Europe. To the extent a party provides Services to a distributor who has entered into a distributor agreement with the Company, such party shall provide such Services for the relevant territory on an exclusive basis through the Company.
     2.2  Distributors.  The Company shall appoint and maintain a network of
          ------------
distributors throughout Europe (each a "Distributor" and collectively "Distributors") to market and distribute a music, advertising, data, visual merchandising and business television services (the "Services") within a prescribed territory (the "Territory") to customers who enter into agreements providing for receipt of the Services at certain commercial locations ("Subscriber Premises"), such Distributor Agreement substantially in the form of Exhibit C attached hereto.
     2.3  ALCAS as Distributor.  Following execution of this Agreement, the
          --------------------
Company shall appoint and enter into a Distributor Agreement with one or more controlled subsidiaries of ALCAS, and such subsidiaries shall agree to act, as exclusive distributors of the Services to subscribers located within the Benelux.
     2.4  License of Intangibles and Provision of Services. The parties
          ------------------------------------------------
acknowledge that MUZAK must charge a reasonable arms-length license fee for the software and programming it provides to the Company. Accordingly, MUZAK hereby grants an exclusive perpetual license for Europe in the software described on Exhibit D to the Company for a one-time license fee of U.S. $25,000, and in addition hereby grants an exclusive, five year, renewable license for Europe in the music programming described on Exhibit D to the Company for a license fee of U.S. $25,000, and shall license the Proprietary Marks on the terms set forth herein for a one-time license fee of U.S. $5.000. ALCAS shall provide the Services described on Exhibit C to the

Company for a fee of U.S. $55,000. The fees described in this Section 2.4 shall be payable upon incorporation.

               III.  DIRECTORS, MANAGEMENT, SHAREHOLDERS, AUDITS
                     -------------------------------------------

     3.1  Board of Managing Directors.  The Board of Managing Directors of the
          ---------------------------
Company shall consist of the two shareholders (ALCAS and MUZAK). All decisions by the Board of Managing Directors shall require the unanimous vote of ALCAS and MUZAK. The Company may only be represented by all Managing Directors acting jointly.
     3.2  Proxy Holders.  There shall be one Proxy Holder of the Company, who
          -------------
shall run the day-to-day operations of the Company in close cooperation with the Board of Managing Directors. The Proxy Holder shall need the approval of the Board of Managing Directors for all Fundamental Issues.
     3.3  Fundamental Issues.  Fundamental Issues as to be decided upon from
          ------------------
time to time by the Board of Managing Directors shall include, without limitation, the following:
               (1) Any change of and/or amendment of the Financial Plan as amended from time to time by the General Meeting of Shareholders;
               (2) Acquisition, alienation or encumbrance of real property or any contracts with respect thereto;
               (3) Entering into contracts or voluntary termination of any contracts having a total yearly cost to the Company exceeding NLG 100.000;
               (4) Granting of general or broad powers of attorney and proxies, except to legal counsel where prompt action is required;
               (5)  Borrowing or lending;
               (6) Granting or assumption of financial guarantees, warranty or surety obligations;
               (7) Acquisition, alienation, encumbrance or waiver of patent or trademark rights;
               (8) Opening, closing, reconstruction or reequipment of any operational facilities or branch offices in excess of NLG 100.000;
               (9) Acquisition or alienation of participations in other enterprises or increases or decreases thereof;
               (10) Establishment or termination of participation in contracts involving any kind of profit or loss sharing;
               (11) Any other matters which the Board of Managing Directors or the shareholders unanimously determine should be reserved for its approval;
               (12) Commencement of legal proceedings (including litigation and arbitration) by the Company and settlement of claims brought by or against the Company;
               (13) Entering into contracts or voluntary termination of
                    contracts or amending contracts between the Company and its distributors.
     3.4  Deadlock.
          --------
          (a)  Buyout.  In the event of a deadlock, i.e., a 75% majority on any
               ------
Fundamental Issue cannot be obtained, the Board of Managing Directors shall attempt to resolve such deadlock on a mutually satisfactory basis within thirty
(30) days. Failing this, the parties hereto agree to try in good faith to resolve the deadlock within thirty (30) days by mediation following the rules of the Netherlands Mediation Institute. If the deadlock is not resolved through mediation within such second thirty (30) days, then MUZAK shall within thirty
(30) days appoint an Investment Bank of good standing which will calculate a price per share for the Company being entitled to use the Proprietary Marks (the "MUZAK Price") and a price per share for the Company not being entitled to use the Proprietary Marks (the "Non-MUZAK Price"). After the Investment Bank designated by MUZAK has calculated both prices MUZAK will offer to either (1) buy from ALCAS all of its shares in the Company for the price per share which equals the MUZAK Price as determined by the Investment Bank designated; or (2) sell to ALCAS all of its shares in the

Company for the price per share which equals the Non-MUZAK Price as determined by the Investment Bank designated. If MUZAK's offer to buy is accepted by ALCAS within thirty (30) days of the making of the offer by MUZAK, ALCAS shall be obligated to transfer all of its shares in the Company to MUZAK upon tender of the offer price by MUZAK within thirty (30) days after such acceptance. If MUZAK's offer to sell is accepted by ALCAS within thirty (30) days of the making of the offer by MUZAK, MUZAK shall be obligated to transfer all of its shares in the Company to ALCAS upon tender of the offer price by ALCAS within thirty (30) days after such acceptance. If ALCAS does not accept MUZAK's offer to sell or to buy ALCAS shall nominate within thirty (30) days of the making of the offer by MUZAK an Investment Bank of good standing which in turn will calculate the MUZAK Price and the Non-MUZAK Price within thirty (30) days. After this subsequent calculation of the MUZAK Price and the Non-MUZAK Price, MUZAK shall be obligated at its discretion (1) either to transfer all of its shares in the Company to ALCAS for the average of the Non-MUZAK Price as calculated by the Investment Bank designated by MUZAK and the Non-MUZAK Price as calculated by the Investment Bank designated by ALCAS (2) or purchase all of the shares ALCAS holds in the Company for the average of the MUZAK Price as calculated by both Investment Banks.
          (b)  Dissolution.  In the event that either party fails to nominate an
               -----------
Investment Bank in accordance with Section 3.4(a) above, the other party shall, at its option, either (i) purchase all of the shares of the Company then owned by the party failing to nominate an Investment Bank in accordance with Section 3.4(a) for the book value of such shares, exclusive goodwill, to be determined by an Investment Bank designated by the other party, or (ii) cause the Company to be dissolved, in which case the parties agree to vote their shares in the Company for such dissolution and shall cause the Directors representing their respective Shares to dissolve in accordance with applicable law.

     3.5  Shareholder Actions.  Shareholders of the Company shall meet at least
          -------------------
once a year at the General Meeting of Shareholders. For all decisions a vote (or written consent) of at least seventy-five percent (75%) of all shares is requested. The General Meeting of Shareholders shall decide on the annual budget of the Company (the Financial Plan), adopt the annual accounts, and declare dividends.
     3.6  Financial Statements, Auditors and Fiscal Year.  The parties shall
          ----------------------------------------------
cause the Company to deliver annually to each party hereto financial statements prepared by a "big six" independent accounting firm mutually agreed upon by the parties and prepared in accordance with generally accepted accounting principles consistently applied, and such other financial data and at such intervals as the Board of Supervisory Directors of the Company shall from time to time determine. The fiscal year of the Company shall coincide with the calendar year.

                   IV.  RESTRICTIONS ON DISPOSITION OF STOCK
                        ------------------------------------

     4.1  Restrictions.  No party may, without the prior written consent of the
          ------------
other party, usufruct, pledge or mortgage any of its shares in the Company except that any party may pledge its shares as security to a lender requiring such pledge as a condition of financing of its business operations. No party may without the prior written consent of the other party, during five (5) years as from the signing of this Agreement sell, transfer or assign its shares in the Company. After this five (5) years period Section 4.2 below shall constitute the only mechanism to sell, transfer or assign shares in the Company. Notwithstanding anything to the contrary contained in the preceding sentences or in Section 4.2 below, an assignee, usufructuary, pledgee or mortgagee of any shares in the Company shall other than in case of default under the lending facilities not be entitled to exercise any voting rights associated with any shares without the prior written consent of the non-transferring shareholders.
     4.2  Voluntary Disposition of Shares.  In the event that after five (5)
          -------------------------------
years as from the signing of this Agreement any of the parties wishes to sell any of its shares in the Company

(the "Offeror") it must first offer such shares to the other party (the "Offeree"), under the following terms and procedure:
          (i) The Offeror shall notify the Offerees in writing that the Offeror wishes to sell all (but not less than all) of its shares in the Company and the price to be determined in accordance with the mechanism described in Section 3.4 (a) at which it proposes to sell such shares, whereupon the Offeree shall have the right and option for a period of forty-five days following receipt of such notification, to elect to purchase all of such shares at the same price. The Offeree electing to exercise such right and option, shall deliver written notice of its election to do so to the Offeror within said period of forty-five days. Upon receipt of such notice of election, the Offeror shall forthwith assign and transfer the shares to the Offeree(s) against payment of the purchase price.
         (ii) If the Offeree shall fail to exercise its right and option in accordance with the foregoing provisions, following said period of forty-five days, then the Offeror shall have the right for an additional thirty days immediately following said period, to sell all (but not less than all) of such shares to a third-party transferee, provided in addition that (a) the price of such sale shall be not less than the average of the Non-MUZAK Price as calculated by the Investment Bank designated by MUZAK and the Non-MUZAK Price as calculated by the Investment Bank designated by ALCAS as described in Section 3.4 (a) in the event that MUZAK would be the Offeror or the average of the MUZAK Price as calculated by the Investment Bank designated by MUZAK and the Non-MUZAK Price as calculated by the Investment Bank designated by ALCAS as described in Section event that MUZAK would be the Offeror or the average of the MUZAK Price as calculated by the Investment Bank designated by MUZAK and the MUZAK Price as calculated by the Investment Bank designated by ALCAS as described in Section

               3.4(a) in the event that ALCAS would be the Offeror and the terms and conditions of such sale shall not be more favorable than those offered to the Offeree; and (b) the third-party transferee has the ability to be (in the reasonable judgment of the non-transferring party), and agrees to be, bound by the terms hereof. If such sale shall not be made within such additional period of thirty days, all restrictions of this Section shall continue to be applicable to any subsequent sale.

                          V.  RIGHT TO ACQUIRE SHARES
                              -----------------------

     5.1  Triggering Event.  In the event that a party is in breach of any of
          ----------------
the provisions of this Agreement in any material respect, and such breach continues for a period of thirty (30) days after ALCAS or MUZAK, as the case may be, has given notice in writing to such party demanding cure thereof (a "Triggering Event"), MUZAK and/or ALCAS, as the case may be, shall have the rights described in Section 5.2.
     5.2  Right of Election.  It is the intention of the parties that upon the
          -----------------
occurrence of a Triggering Event, operations of the Company shall continue uninterrupted to the extent desirable. In the event of a Triggering Event, the parties agree to try in good faith to resolve the matter within thirty (30) days by mediation following the rules of the Netherlands Mediation Institute. If the matter is not resolved within such thirty (30) day period, whichever of ALCAS and/or MUZAK is not causing the Triggering Event (the "Non-triggering Party(ies)"), shall have the right to elect to purchase all the shares of the Company held by the party causing the Triggering Event at the lesser of (i) book value, exclusive of good will, of such shares; or (ii) fair market value of such shares. Such right shall be exercisable by written notice from the Non-triggering Party(ies) to the party subject to the Triggering Event within thirty
(30) days after receipt by the Non-triggering Party(ies) of actual notice of the existence of the Triggering Event which gives rise to its right to purchase hereunder.

     For purposes of the sale of shares pursuant to this Section 5.2, the fair market value of such shares shall be determined by an investment banker to be agreed upon by ALCAS and MUZAK. In the event the parties fail to agree upon such investment banker within ten (10) days after receipt of notice by the Non-triggering Party(ies), MUZAK and ALCAS shall, within 10 days after such ten (10) day period, each select an investment banker (the "Investment Bankers"), provided that neither Lazard Freres and Co., Inc., a New York investment bank, nor De Nationale Investeringsbank N.V. may be selected as an Investment Banker. Each Investment Banker shall make a determination of the fair market value of such shares (the "Determination") within fifteen (15) days thereafter. In the event that the Investment Bankers arrive at different Determinations, the fair market value of the shares shall be the average of the two Determinations. The cost of such fair market valuation shall be borne pro rata by ALCAS and MUZAK, according to their respective capital shareholdings at the time of the valuation.
     5.3  Cumulative Rights.  The right of election provided for by Section 5.2
          -----------------
above shall be non-exclusive, cumulative, and in addition to any other right or remedy provided herein or now or hereafter existing at law or in equity, and may be exercised concurrently, independently or successively with such other rights and remedies.
     5.4  Automatic Dissolution.  The Company shall dissolve upon the bankruptcy
          ---------------------
of any shareholder, unless the Company is continued by the consent of the remaining shareholders within 90 days after such bankruptcy, resignation or expulsion.
     5.5  Dissolution by Mutual Consent.  The Company shall dissolve upon the
          -----------------------------
unanimous written agreement of all shareholders to dissolve the Company.

                             VI.  CONFIDENTIALITY
                                  ---------------

     All information disclosed to any party to this Agreement during the negotiations for, and term of, this Agreement, including, but not limited to, concepts, trade secrets, technology, research, products, derivatives and components of products, samples, and business methods used, belonging to, or designed or developed by or for any party, shall be referred to in this Agreement as the "Proprietary Information." Each party, as well as the Company, shall retain the Proprietary Information in confidence during the term of this Agreement and for three (3) years thereafter, and shall not reproduce, use, disseminate, display, publish or disclose the Proprietary Information to any third party without the prior written approval of the party providing the Proprietary Information or, in the case of the Company's Proprietary Information, the Company, except that each party shall be entitled to disclose the Proprietary Information it knew and/or possessed prior to the negotiations for and execution of this Agreement. Notwithstanding the above each party may use the Proprietary Information for its own use during the period of twelve months following the termination of this Agreement for purposes of carrying out business matters covered by this Agreement.

                             VII.  NON-COMPETITION
                                   ---------------

     Each party agrees that so long as it owns any shares in the Company, it will not, and it will ensure that its affiliates will not, directly or indirectly engage in, or assist or participate with any third party for the purpose of engaging in the business of providing distribution of music, advertising, data, visual merchandising, and business television in competition with the Company; provided, however, that each party may continue to operate and develop its tape- and compact disc-based music service business as such business is presently being operated or will be developed in Europe in conformity with
Section 2.1.

                       VIII.  MUZAK'S PROPRIETARY MARKS
                              -------------------------

     8.1  Ownership.  MUZAK represents that it is the owner of all right, title,
          ---------
and interest in and to the Proprietary Marks. MUZAK will take all steps reasonably necessary to preserve and protect the ownership and validity in and of the Proprietary Marks. No party to this Agreement shall directly or indirectly contest the validity or MUZAK's ownership of the Proprietary Marks, or take any action which it might reasonably have foreseen would impair the validity or enforceability of the

Proprietary Marks. In the event that litigation involving the Proprietary Marks is instituted or threatened against the Company, the Company shall promptly notify MUZAK and shall cooperate fully in the defense or settlement of such litigation, which MUZAK shall have the right to control. Each party to this Agreement expressly understands and acknowledges that MUZAK is the owner of all right, title, and interest in and to the Proprietary Marks and the goodwill associated with and symbolized by them. The Company's use of the Proprietary Marks pursuant to this Agreement does not give the Company any ownership interest or other interest in or to the Proprietary Marks, except the license granted by this Agreement.
     8.2  Infringement.  The Company shall promptly notify MUZAK of any
          ------------
suspected infringement of the Proprietary Marks, and of any challenge to MUZAK's ownership of, or the Company's right to use the Proprietary Marks. MUZAK shall have the sole right to decide whether an administrative or judicial proceeding, or other action, should be undertaken in response to any such suspected infringement or challenge, and, if any such proceeding or action is to be undertaken, to initiate and control such proceeding or action. In the event MUZAK elects to undertake any such proceeding, or action, the Company agrees to cooperate with MUZAK in such effort and agrees to execute any and all documents and to do such acts and things as may be necessary to carry out such proceeding or action, including, but not limited to, becoming a nominal party to any legal action. The Company shall have no right to institute any litigation against a third party relating to the Proprietary Marks without MUZAK's prior written consent. Legal costs in connection with the protection of MUZAK's Proprietary Marks are for the account of MUZAK.
     8.3  Use.  The Company's right to use the Proprietary Marks is limited to
          ---
such uses as are authorized under this Agreement and any unauthorized use thereof shall constitute an infringement of MUZAK's rights. Unless otherwise authorized or required by MUZAK, the Company shall not use the Proprietary Marks with any prefix, suffix or in combination with other words or designs and shall comply with MUZAK's instructions in filing and maintaining the requisite registered user and trade name or fictitious name registrations, and shall execute any documents reasonably deemed necessary by MUZAK or its counsel to obtain protection for the Proprietary Marks or to maintain their continued validity and enforceability. Unless otherwise authorized or required by MUZAK, the Company shall use the Proprietary Marks without prefix or suffix and shall comply with MUZAK's instructions regarding
(i) the use of the U.S. federal registration symbol and other trademark or service mark designations, (ii) the identification of MUZAK as the owner and the Company as the user of the Proprietary Marks, and (iii) the identification of the Company as the independent owner and operator of its business. The Company shall not use the Proprietary Marks to incur any obligation or indebtedness on behalf of MUZAK.
     8.4  Substitution of Proprietary Marks.  MUZAK reserves the right to add
          ---------------------------------
Proprietary Marks and to substitute different Proprietary Marks, or discontinue the use of Proprietary Marks (other than the Proprietary Mark MUZAK(R)) if MUZAK's currently owned Proprietary Marks no longer can be used, or if MUZAK determines that such addition, substitution, or discontinuation will be beneficial to its business. All such additions, substitutions or discontinuations will be reflected in an amendment of Exhibit B and shall not affect the validity of this Agreement, which shall, in all respects, be deemed modified to provide for such addition, substitution or discontinuation.

                         IX.  MISCELLANEOUS PROVISIONS
                              ------------------------

     9.1  Nonwaiver of Rights.  No failure or delay on the part of either party
          -------------------
in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
     9.2  Terms of Agreement.  This Agreement shall continue in full force and
          ------------------
effect until the earlier of (i) termination by
mutual consent or (ii) dissolution of the Company.
     9.3  Assignment.  Neither this Agreement nor any rights or obligations
          ----------
hereunder are assignable in whole or in part by any party without the prior written consent of the other party, except that it may be assigned in connection with and to the extent of a voluntary transfer of the shares by any of the parties to a transferee shareholder which obtains such shares in accordance with the terms of this Agreement; provided that there shall be no assignment of this Agreement without a simultaneous assignment of shares in the Company held by the assigning party, and there shall be no assignment of such shares without a simultaneous assignment of all of the rights and obligations of the Transferor hereunder.
     9.4  Integration.  This Agreement sets forth the entire understanding
          -----------
between the parties relating to the subject matter contained herein and merges all prior discussions between the parties. No amendment to this Agreement shall be effective unless in writing and executed by the parties hereto. The Articles of Association of the Company shall not be considered to be an amendment to this Agreement. In case of any conflicting provisions in this Agreement and in the Articles of Association of the Company, the provisions of this Agreement shall prevail.
     9.5  Severability.  If any of the provisions of this Agreement are held
          ------------
invalid or unenforceable and unless the invalidity or unenforceability thereof does substantial violence to the underlying intent and sense of the remainder of this Agreement, such invalidity or unenforceability shall not affect in any way the validity or enforceability of any other provisions of this Agreement except those of which the invalidated or unenforceable provisions comprise an integral part of or are otherwise clearly inseparable from. In the event any provision is held invalid or unenforceable, the parties shall use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the tenor of this Agreement and, upon so agreeing, shall incorporate such substitute provision in this Agreement.
     9.6  Notices.  Any notice under this Agreement shall be effective as of the
          -------
date of receipt thereof and shall be deemed to have been sufficiently given if sent by personal delivery, registered or certified mail, postage prepaid, or telecopy, addressed as follows:
If to ALCAS:

               ALCAS HOLDING B.V.
               Rubberstraat 9
               1411 LL NAARDEN
               Tel.:  02159-48591
               Telecopy:  02159-48500
               Attn.:  Managing Director

If to MUZAK:

               MUZAK LIMITED PARTNERSHIP
               2901 Third Avenue, Suite 400
               Seattle, WA 98121

               Telecopy: 206-633-6210
               Attention: President

In the event that any notice pursuant hereto is sent by telecopy, said notice shall be promptly confirmed by registered or certified mail, postage prepaid.
     9.7  Necessary Measures and Good Faith; No Agency.  The parties shall in a
          --------------------------------------------
timely manner take all measures which are necessary or appropriate to cause the Company and its Board of Managing Directors to implement the provisions of this Agreement and the transactions contemplated hereby, and the parties shall at all times act in good faith with respect to the obligations incurred by them hereunder. No party shall be the agent, partner or legal representative of another, either express or implied, nor shall any party have the right or power to enter into any contractual obligation whatsoever on behalf of the other.
     9.8  Governing Law.  This Agreement shall be governed and construed in
          -------------
accordance with the laws of the Netherlands without giving effect to the principles of conflict of laws thereof. The parties shall use best efforts to solve any dispute amongst them in good faith and in an amicable way within thirty (30) days. Failing this, the parties agreed to resolve the dispute within thirty (30) days by mediation following the rules of the Netherlands Mediation Institute. If the dispute is not resolved through mediation within such second thirty (30) days, the dispute shall be submitted to the competent courts in Amsterdam.
     9.9  Closing.  The closing of the transaction as provided for herein
          -------
("Closing") shall take place at the offices of ______________________________, at such time and place as parties may mutually agree.
     9.10 Captions.  The captions used at the commencement of various articles,
          --------
sections and subsections of this Agreement are for purposes of ease of reference only, and in no event or respect shall the substance of any provision or the intent of the parties be interpreted or controlled by any such captions.
     9.11 Counterpart Originals.  This Agreement may be executed simultaneously
          ---------------------
in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          ALCAS HOLDING B.V.



                                          By
                                             /s/ Eric van der Horst
                                          ----------------------------------
                                             Name:  Eric van der Horst

                                          __________________________
                                             Title:  Managing Director


                                          MUZAK LIMITED PARTNERSHIP



                                          By
                                             /s/ John Jester
                                          ----------------------------------
                                             Name:  John Jester

                                          __________________________
                                             Title:  President

                                          __________________________